UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 30, 2025
Date of Report (date of earliest event reported)
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Prime Medicine, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41536 (Commission File Number)	84-3097762 (I.R.S. Employer Identification No.)
60 First Street Cambridge, MA 02141
(Address of principal executive offices and zip code)
(617) 465-0013
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.00001 per share	PRME	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On July 30, 2025, Prime Medicine, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with TD Securities (USA) LLC and BMO Capital Markets Corp., as representatives of the several underwriters listed on Schedule 1 thereto (collectively, the “Underwriters”), related to an underwritten public offering (the “Offering”) of 38,000,000 shares (the “Underwritten Shares”) of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at a public offering price of $3.30 per share. The underwriters will not receive any discounts or commissions with respect to an aggregate of 1,818,181 shares of Common Stock sold to the Cystic Fibrosis Foundation. In addition, the Company has granted the Underwriters an option, exercisable in whole or in part at any time for a period of 30 days from the date of the Underwriting Agreement, to purchase, at the public offering price, less the underwriting discounts and commissions, up to an additional 5,700,000 shares of Common Stock (the “Option Shares” and together with the Underwritten Shares, the “Shares”).
The Company estimates that the net proceeds from the Offering, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $120.2 million. The Company intends to use the net proceeds from the Offering, together with its existing cash, cash equivalents, short-term investments, and related party short-term investments, primarily to fund research and development to support the advancement of its Wilson’s Disease and Alpha-1 Antitrypsin Deficiency programs, and the remainder for working capital, capital expenditures and other general corporate purposes. The Offering is expected to close on or about August 1, 2025, subject to the satisfaction of customary closing conditions. All of the Shares in the Offering are being sold by the Company.
The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-275321), filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2023 and declared effective by the SEC on November 13, 2023, including the base prospectus therein, as supplemented by a final prospectus supplement, dated July 30, 2025 and filed with the SEC on July 31, 2025. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the shares of Common Stock.
The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.
A copy of the legal opinion of Goodwin Procter LLP, relating to the legality of the issuance and sale of shares of Common Stock in the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements about the Company’s expectations regarding the timing and closing of the Offering. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements contained in this Current Report on Form 8-K, such as those related to the anticipated closing of the Offering, are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, uncertainties related to market conditions and the satisfaction of customary closing conditions related to the Offering. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and any of its subsequent filings with the SEC. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, except as required by law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated July 30, 2025, by and between Prime Medicine, Inc., TD Securities (USA) LLC and BMO Capital Markets Corp., as representatives of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Goodwin Procter LLP.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2025

Prime Medicine, Inc.

By:	/s/ Allan Reine
Name:	Allan Reine, M.D.
Title:	Chief Executive Officer